UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 25, 2021

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2021, the Board of Directors of Invacare Corporation (the "Company") expanded th Board size to 10 members and appointed Stephanie L. Fehr as a director of the Company on the unanimous recommendation of the Nominating and Governance Committee. Ms. Fehr has been appointed to serve a term expiring at the Company’s 2021 Annual Meeting of Shareholders.

Ms. Fehr, age 56, has a wide range of experience in the design, development and implementation of talent strategies, organizational design, and leadership training. She currently serves as executive vice president and chief human capital officer of UnitedHealthcare, a division of UnitedHealth Group (NYSE: UGH), which provides healthcare benefits to an array of customers and markets, a position she has held since 2017. Prior to joining UnitedHealthcare, Ms. Fehr spent 17 years in human resources and talent leadership roles with Apple Computer Inc. (NASDAQ: AAPL) from 2000 to 2017 She will serve as a member of the Company’s Compensation and Management Development Committee and its Nominating and Governance Committee.

There is no arrangement or understanding between Ms. Fehr and any other person pursuant to which Ms. Fehr was elected as a director of the Company. Ms. Fehr has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a director, Ms. Fehr will participate in the Company’s current program for the compensation of nonemployee directors, which is described under the caption “Director Compensation Program” in the Company’s Definitive Proxy Statement on Schedule 14A filed with Securities and Exchange Commission on April 13, 2020. In accordance with the director compensation program, Ms. Fehr received a grant of 13,388 restricted stock units under the Company’s 2018 Equity Compensation Plan.

On March 25, 2021, the Company issued a press release announcing the appointment of Ms. Fehr to the Board of Directors, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated March 25, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: March 25, 2021	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel,
Chief Administrative Officer and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release, dated March 25, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).